Exhibit 99.1

CNOB May 2019 Investor Presentation

This presentation contains forward - looking statements . Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward - looking . These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases . Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them . Our actual results could differ materially from those anticipated in such forward - looking statements as a result of several factors more fully described under “Risk Factors” in our Annual Report on Form 10 - K, Item 1 A, filed with the Securities and Exchange Commission . Any or all of our forward - looking statements in this presentation may turn out to be inaccurate . The inclusion of this forward - looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved . We have based these forward - looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs . There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to the risk factors described above and : (1) changes in general economic and financial market conditions ; (2) changes in the regulatory environment ; (3) economic conditions generally and in the financial services industry ; (4) changes in the economy affecting real estate values ; (5) our ability to achieve loan and deposit growth ; (6) the completion of our future acquisitions or business combinations and our ability to integrate the acquired business into our business model ; (7) projected population and income growth in our targeted market areas ; and (8) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans . All forward - looking statements are necessarily only estimates of future results and actual results may differ materially from expectations . You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation . Further, any forward - looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward - looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events . Forward Looking Statements

About ConnectOne Bancorp, Inc. o Client first and sense of urgency in every business decision from the top of organization to the bottom Strong Culture Founded in 2005 to capitalize on poor customer service offered to middle market clients by other institutions $ 6.0 Billion in Total Assets ConnectOne is a high growth, high performing commercial bank serving the New York & New Jersey metro market 3 o One of the most efficient banks in the U.S. due to structure, leveraging of technology & operating philosophy Best - in - Class Efficiency o 90% of loan portfolio o 65% of deposit base Commercial Focus

Strong Franchise, Attractive Markets Strategically placed offices throughout NY/NJ metro area 4 The market we operate in accounts for approximately $2.5 trillion of the $19 trillion United States GDP Market is largely dominated by the largest institutions in the country, leaving tremendous opportunity for banks catering to middle market businesses Expansion in the New York Market Densely populated, lucrative markets Strong demand for personalized service among small to mid - sized business owners o Represents approximately 25% of our balance sheet o Office additions in New York located in Manhattan, Long Island, and Astoria, Queens expand reach o Recent acquisition provides immediate presence in Hudson Valley Diverse economy provides numerous avenues for revenue expansion, while also insulating from severe economic downturns

Expansion Through M&A

Acquisition of Greater Hudson Bank

- **Completed transaction on January 2nd and integrated systems less than 30 days after closing**

- **Value-add transaction. Many benefits realized**
  - Loan-to-Deposit ratio improved
  - CRE concentration reduced
  - Net interest margin strengthened
  - Upward trajectory of TBV per share continued

- **Transaction added approximately $375 million in loans and $425 in deposits**

- **During first quarter, ~75% of cost savings were realized – without any contemplated branch closures**

- **Demonstrates ConnectOne's expertise as a skilled acquiror**



Orange
Putnam
Rockland
Westchester
Sussex
NEW JERSEY
Passaic
Bergen
Morris
Warren
Essex
Bronx
NEW YORK
Nassau
Suffolk
Queens
Kings
Union
Somerset
Hunterdon
Hudson
Richmond
Middlesex
Mercer
Monmouth
ConnectOne Focus Market
- CNOB Branches
- GHDS Branches

Complimentary Markets

- Deepens geographic representation within our defined 75-mile radius

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Expansion Through M&A (cont.)

Acquisition of BoeFly

BoeFly is a New York City/Boston based privately held FinTech company. With dynamic patented technology, BoeFly helps connect small to mid-sized businesses with professional loan brokers and lenders across the US.

- **BoeFly will operate as a separate, independent division**
  - Mike Rozman, BoeFly's current CEO will lead ConnectOne's Boefly division which will continue to operate and grow as an independent marketplace
- **ConnectOne will become one of the partners in the BoeFly network of lenders**
- **Builds fee revenue & allows ConnectOne to jumpstart recently established SBA division**
- **Establishes digital loan origination platform**

ConnectOneBank
a better place to be

BoeFly

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BoeFly Acquisition Turnkey SBA Lending Platform Incentive - Driven Structure Limited Downside Exposure Attractive Projected Return Profile Seasoned Team Scarcity Value Speed to Market vs. Building Internally ▪ Provides gain on sale and/or other noninterest revenue, as well as healthy spread income ▪ Minimal upfront cost with incentive structure to align future success ▪ L imited operating costs, no credit exposure purchased ▪ Low purchase price, strong revenue potential ▪ Team has extensive experience in SBA and franchise lending along with building digital lending platforms ▪ No other turnkey platform is currently available for acquisition in this valuation range ▪ Can leverage existing team experience and technology from Day 1 The Transaction: The Target: Entry into Fintech 7

High Operating* Performance ROAA ROATCE NIM Efficiency Ratio 8 * Excludes the impact of charges related to the Bank's taxi medallion portfolio and non - operating items including net gains on sal es of securities, merger expenses, deferred tax valuation charge, and tax benefits on employee share - based awards. See appendix for a reconciliation of GAAP and non - GAAP measures. 1.39% 41.7% 3.26% 15.7% 9.1% Trailing 12 Month Return Metrics T1 Leverage Ratio

$10.51 $11.96 $13.01 $14.42 $14.67 12/31/15 12/31/16 12/31/17 12/31/18 3/31/19 Tangible Book Value Per Share Proven Growth & Performance 9 Dollars in billions, except for per share data $3.3 $3.8 $4.1 $4.6 $3.6 $4.2 $4.5 $5.0 $4.4 $5.1 $5.5 $ 6.0 12/31/16 12/31/17 12/31/18 3/31/19 Deposits Loans Assets

Efficient Banking Model

One of the Best Efficiency Ratios in the Industry

43%
Operating Efficiency Ratio[1]

Investments in technology enhance our deposit & loan gathering abilities

$17 MM
Assets Per Employee

Reflects structural uniqueness of ConnectOne

Peer* Median: $8 MM

2.5X

We are ~2.5x peer median for:
- Deposits per branch office
- Loans per branch office
- Assets per branch office

Locations utilize technology to serve as "business hubs" supporting clients beyond geographic footprint



Investments in digital banking and FinTech solutions allow ConnectOne to scale efficiently

1) 1st Quarter 2019. Non-GAAP measure, see appendix for a reconciliation of GAAP and non-GAAP measures.
* Peer group includes banks and thrifts between $1.0B and $7.5B in assets located in Northeast and Mid-Atlantic regions. Median reflects the most recent 5 quarters of reported results. Data sourced from SNL Financial.

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11 Diversified Loan Portfolio As of 3 /31/19 - $5.0 Billion * Based on internal classifications Type Balance Percentage Type Balance Percentage CRE - Other / Misc $302 Warehouse / Industrial $106 CRE - Retail 284 OOC - Retail 104 CRE - Warehouse / Industrial 144 OOC - Office 77 CRE - Land Loan for Future Development 126 OOC - Office / Warehouse or Mixed Use 67 CRE - Office 120 OOC - Other 39 CRE - Mixed Use 97 Total CRE - Owner Occupied 393 CRE - Land Loan (Land Only ) 22 Total CRE - Non - Owner Occupied 1,095 C&I - Service 319 C&I - CRE 168 Construction - Multifamily 250 Commercial - Schools 167 Construction - 1 to 4 Family 209 C&I - Contactors 165 Construction - Other 88 C&I - Other 105 Total Construction 547 C&I - Transportation 43 Total CRE - Other $1,642 C&I - Distribution 38 C&I - Residential 1 to 4 Family 28 Multifamily - 25 to 64 units $602 Total C&I 1,033 Multifamily - 10 to 24 unit 415 Total Business Loans $1,426 Multifamily - 100 units or more 284 Multifamily - 64 units to 99 units 159 Residential - 1st Lien $276 Multifamily - 5 to 9 units 127 Home Equity and Other 45 Total Multifamily $1,587 Total Residential $321 Other CRE 33% Business Loans 28% Multifamily 32% Residential/ Consumer 7%

C&I C&I Loan Portfolio 12 Technology & Infrastructure Improvements focus on keeping best - in - class service with the pace of work our clients are accustomed to at ConnectOne 25 + Team Members Key hires with focused C&I specialties Note: excludes taxi medallion loans Niche Markets Added capabilities to further serve our niche market segments $MM $469 $554 $735 $897 $984 12/31/15 12/31/16 12/31/17 12/31/18 3/31/19

13 Maintaining a Strong Credit Culture o Disciplined LTV & DSC standards o Loan origination process supported by specialized teams of credit analysts o High quality direct commercial lending o No reliance on participations or wholesale loan purchases o Prudent growth Comprehensive underwriting standards and processes Lending within geographic footprint Multi - faceted stress testing Continued focus on loan monitoring o NY/NJ metro market economically strong and diverse o Every loan tested during underwriting process o Quarterly modeling performed in conjunction with ALCO processes o Annual third - party testing conducted on approximately two - thirds of the portfolio o Team of portfolio managers and loan workout specialists

Deposit Franchise 14 Deposit Composition 3 /31/2019 Total Deposits $4.6 billion 2019 YTD Cost of Total Deposits 1.36% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 Year Ended 2016 Year Ended 2017 Year Ended 2018 Quarter Ended 3/31/19 Average Total Deposits CAGR 19% $- $100 $200 $300 $400 $500 $600 $700 $800 $900 Year Ended 2016 Year Ended 2017 Year Ended 2018 Quarter Ended 3/31/19 Average Demand Noninterest - Bearing CAGR 13% Demand interest - bearing 20% Money Market 25% Savings 4% Time 33% Demand n oninterest - b earing

Business Generation

Broadening Focus on C&I By Building Business Niches

- Independent Schools Division
  - ~40% of New Jersey Independent Schools are clients
  - Opportunities for expansion into NY, PA & CT
- Municipal Deposits
  - Among top 10 banks in New Jersey holding municipal deposits (based on deposit balance)
- Law Firms
  - Newly established Escrow Division – attractive DDA capture
- New Offices
  - For expanded reach

Experienced CRE Lenders & Support Staff

- Focus towards owner-occupied lending

Building a Cash Management Enterprise

- Hiring seasoned specialists
- State of the art products & services

Technology

- Utilizing technology and online tools as an avenue for business generation

Building Our Residential Lending Portfolio

- High net worth residential markets supported by strong NYC economy

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Strongly capitalized o 8.83% TCE holding company o 10.43% leverage at bank o 12.47% total risk based at bank ROATCE target 15% Stock buyback recently announced and commenced in 1 st q uarter of 2019 Capital Allocation & Philosophy 16 Increased quarterly cash dividend to $0.09 per share. Payout ratio below 20%.

Strategy & Vision Continued Growth The Company remains well - positioned to execute Achieving Prudent Growth 17 Increasing & Expanding Commercial Client Relationships Expanding Our Presence in the New York & New Jersey Metro Market Maintaining Best in Class Efficiency Continuing Branch Rationalization & Transformation Strategy Continuing to Enhance Digital Channels Remaining Opportunistic Around M&A Opportunities

“ ,, ,, ConnectOne Bank was our recipe for success! Their responsive and creative management team offered us all the necessary ingredients to expand and serve our community of chefs, restaurants & food lovers. “ Client Testimonials 18 President | James Beard Foundation Susan Ungaro “ ,, The responsiveness and general business acumen of the Executive Management and Client Service teams is unparalleled. I can’t imagine a better bank to partner with to grow our firm. The ConnectOne team responds to client needs with a sense of urgency. The ability to craft timely, custom solutions is extremely valuable in our line of business. Bart Mongelli, ESQ DeCotiis, Fitzpatrick & Cole, LLP They understand construction, from the Chairman to the lending team. This has allowed us to fast track our projects in order to meet the current strong market. “ ,, Ken Hollenbeck Managing Partner | Scarini & Hollenbeck, LLC Joe Cotter Natural Resources

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20 Appendix

Commercial Real Estate Lending Focus 21 o ConnectOne has maintained high levels of CRE concentration for an extended period of time o Our combination of strong organic growth and sound asset quality is our hallmark o We continue to focus on loan diversification – Concentration mitigated by acceleration of our C&I capabilities o Risk management is a center piece of our strategy – Our policies and procedures have stood up to regulatory scrutiny o ConnectOne and Legacy ConnectOne regulated by the FDIC and NJ DOBI over the last 13+ years 405% 398% 443% 376% 372% 110% 133% 125% 98% 104% 0% 100% 200% 300% 400% 500% 600% 2015 2016 2017 2018 1Q 2019 CRE as a Percentage of Total Risk Based Capital CRE Construction

Credit Quality 22 1.27% 0.99% 1.36% 0.99% 0.95% 0.42% 0.42% 0.46% 0.44% 0.34% 0.99% 0.96% 0.99% 0.95% 0.79% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3/31/18 6/30/18 9/30/18 12/31/18 3/31/19 NPAs/Total Assets (excluding taxi) NPAs/Total Assets

Loan Funding Metrics 23 Trailing Quarterly Loan Fundings Note: First Quarter 2019 includes Greater Hudson. Rate excludes impact of purchase accounting adjustments. $323 $357 $316 $374 $759 $255 $245 $214 $295 $327 $68 $112 $102 $79 $432 4.74% 4.98% 5.27% 5.47% 5.53% 0.00% 0.75% 1.50% 2.25% 3.00% 3.75% 4.50% 5.25% $- $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Gross Loan Fundings Loans Paid Off Net Growth Average Funding Rate $ MM

Appendix

Reconciliation of GAAP and non-GAAP measures

	Three Months Ended					
	Mar. 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	Mar. 31, 2018	Trailing Twelve Months
	(dollars in thousands, except for per share data)					
Reconciliation of GAAP Earnings to Adjusted Earnings:						
Net income	$ 11,635	$ 18,672	$ 19,902	$ 17,527	$ 4,251	$ 67,736
Merger expenses (after taxes)	5,597	739	297	19	-	6,652
Net gains on sale of securities available-for-sale (after taxes)	(6)	-	-	-	-	(6)
Deferred tax valuation charge/adjustment	-	-	(1,408)	-	-	(1,408)
Tax benefit on employee share-based awards (ASU 2016-09)	(20)	(223)	(297)	(49)	(541)	(589)
Provision related to taxi medallion loans (after taxes)	-	-	-	-	13,430	-
Net income-adjusted	$ 17,206	$ 19,188	$ 18,494	$ 17,497	$ 17,140	$ 72,385
Weighted average diluted shares outstanding	35,309,503	32,378,739	32,319,060	32,321,150	32,238,048	33,071,993
Diluted EPS (GAAP)	$ 0.33	$ 0.58	$ 0.61	$ 0.54	$ 0.13	
Diluted EPS-adjusted (Non-GAAP) (1)	0.49	0.59	0.57	0.54	0.53	
Return on Assets Measures						
Net income-adjusted	$ 17,206	$ 19,188	$ 18,494	$ 17,497	$ 17,140	$ 72,385
Average assets	$ 5,909,061	$ 5,261,493	$ 5,186,173	$ 5,104,661	$ 5,088,823	$ 5,363,082
Less: average intangible assets	(162,814)	(147,741)	(147,883)	(148,046)	(148,215)	(151,569)
Average tangible assets	$ 5,746,247	$ 5,113,752	$ 5,038,290	$ 4,956,615	$ 4,940,608	$ 5,211,512
Return on avg. assets (GAAP)	0.80 %	1.41 %	1.52 %	1.38 %	0.34 %	1.30 %
Return on avg. assets-adjusted (non-GAAP) (2)	1.18	1.45	1.41	1.37	1.37	1.39

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Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

	Three Months Ended					
	Mar. 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	Mar. 31, 2018	Trailing Twelve Months
Return on Equity Measures			(dollars in thousands)			
Net income-adjusted	$ 17,206	$ 19,188	$ 18,494	$ 17,497	$ 17,140	$ 72,385
Average common equity	$ 680,168	$ 606,378	$ 590,128	$ 574,992	$ 575,029	$ 612,652
Less: average intangible assets	(162,814)	(147,741)	(147,883)	(148,046)	(148,215)	(151,569)
Average tangible common equity	$ 517,354	$ 458,637	$ 442,245	$ 426,946	$ 426,814	$ 461,082
Return on avg. common equity (GAAP)	6.94 %	12.22 %	13.38 %	12.23 %	3.00 %	11.06 %
Return on avg. common equity-adjusted (non-GAAP) (3)	10.26	12.55	12.43	12.21	12.09	11.82
Return on avg. tangible common equity (non-GAAP) (4)	9.33	16.24	17.95	16.58	4.15	11.06
Return on avg. tangible common equity-adjusted (non-GAAP) (5)	13.69	16.69	16.68	16.55	16.40	15.70
Efficiency Measures						
Total noninterest expenses	$ 28,062	$ 18,324	$ 18,130	$ 17,061	$ 16,939	$ 81,577
Amortization of core deposit intangibles	(364)	(144)	(145)	(169)	(169)	(822)
Merger expenses	(7,562)	(936)	(375)	(24)	-	(8,897)
Foreclosed property expense	1	(8)	(196)	(11)	(51)	(214)
Operating noninterest expense	$ 20,137	$ 17,236	$ 17,414	$ 16,857	$ 16,719	$ 71,644
Net interest income (tax equivalent basis)	$ 45,523	$ 40,678	$ 40,444	$ 39,409	$ 38,610	$ 166,054
Noninterest income	1,738	1,573	1,272	1,341	1,287	5,924
Net gains on sale of securities available-for-sale	(8)	-	-	-	-	(8)
Operating revenue	$ 47,253	$ 42,251	$ 41,716	$ 40,750	$ 39,897	$ 171,970
Operating efficiency ratio (non-GAAP) (6)	42.6 %	40.8 %	41.7 %	41.4 %	41.9 %	41.7 %

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Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

	As of				
	Mar. 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	Mar. 31, 2018
Capital Ratios and Book Value per Share	(dollars in thousands, except for per share data)				
Common equity	$ 682,395	$ 613,927	$ 594,871	$ 578,557	$ 564,266
Less: intangible assets	(162,747)	(147,646)	(147,791)	(147,936)	(148,104)
Tangible common equity	$ 519,648	$ 466,281	$ 447,080	$ 430,621	$ 416,162
Total assets	$ 6,048,976	$ 5,462,092	$ 5,368,641	$ 5,275,368	$ 5,158,368
Less: intangible assets	(162,747)	(147,646)	(147,791)	(147,936)	(148,104)
Tangible assets	$ 5,886,229	$ 5,314,446	$ 5,220,850	$ 5,127,432	$ 5,010,264
Common shares outstanding	35,432,468	32,328,542	32,238,264	32,184,047	32,175,233
Common equity ratio (GAAP)	11.28 %	11.24 %	11.08 %	10.97 %	10.94 %
Tangible common equity ratio (non-GAAP) (7)	8.83	8.77	8.56	8.40	8.31
Regulatory capital ratios (Bancorp):					
Leverage ratio	9.12 %	9.34 %	9.15 %	8.93 %	8.65 %
Common equity Tier 1 risk-based ratio	9.68	9.75	9.50	9.33	9.14
Risk-based Tier 1 capital ratio	9.78	9.86	9.61	9.44	9.25
Risk-based total capital ratio	12.80	13.15	12.94	12.81	12.66
Regulatory capital ratios (Bank):					
Leverage ratio	10.43 %	10.78 %	10.64 %	10.43 %	10.20 %
Common equity Tier 1 risk-based ratio	11.18	11.37	11.18	11.02	10.91
Risk-based Tier 1 capital ratio	11.18	11.37	11.18	11.02	10.91
Risk-based total capital ratio	12.47	12.75	12.57	12.42	12.31
Book value per share (GAAP)	$ 19.26	$ 18.99	$ 18.45	$ 17.98	$ 17.54
Tangible book value per share (non-GAAP) (8)	14.67	14.42	13.87	13.38	12.93

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27 Appendix Reconciliation of GAAP and non - GAAP measures (cont.) Mar. 31, Dec. 31, Sept. 30, June 30, Mar. 31, Trailing Twelve 2019 2018 2018 2018 2018 Months Net Interest Margin Average interest-earning assets 5,522,934$ 4,941,425$ 4,856,678$ 4,771,523$ 4,799,453$ 5,021,091$ Net interest income (tax equivalent basis) 45,523$ 40,678$ 40,444$ 39,409$ 38,610$ 166,054$ Impact of purchase accounting fair value marks (1,233) (148) (195) (680) (240) (2,256) Adjusted net interest income (tax equivalent basis) 44,290$ 40,530$ 40,249$ 38,729$ 38,370$ 163,798$ Net interest margin (GAAP) 3.34% 3.27% 3.30% 3.31% 3.26% 3.31 % Adjusted net interest margin (non-GAAP) (9) 3.25 3.25 3.29 3.26 3.24 3.26 Three Months Ended

Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

	As of				
	Mar. 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	Mar. 31, 2018
Asset Quality	(dollars in thousands, except for per share data)				
Nonaccrual taxi medallion loans	$ 27,287	$ 28,043	$ 28,482	$ 28,944	$ 29,405
Nonaccrual loans (excluding taxi medallion loans)	20,393	23,812	24,533	20,771	20,631
Other real estate owned	-	-	-	1,076	1,076
Total nonperforming assets	$ 47,680	$ 51,855	$ 53,015	$ 50,791	$ 51,112
Performing troubled debt restructurings	$ 8,191	$ 9,532	$ 11,243	$ 12,827	$ 14,349
Allowance for loan losses ("ALLL")	$ 36,858	$ 34,954	$ 34,749	$ 33,594	$ 32,529
Loans receivable	$ 4,972,651	$ 4,541,092	$ 4,462,487	$ 4,360,854	$ 4,202,679
Less: taxi medallion loans	28,911	28,043	28,482	28,944	29,405
Loans receivable (excluding taxi medallion loans)	$ 4,943,740	$ 4,513,049	$ 4,434,005	$ 4,331,910	$ 4,173,274
Nonaccrual loans (excluding taxi medallion loans) as a % of loans receivable (excluding taxi medallion loans)	0.41 %	0.53 %	0.55 %	0.48 %	0.49 %
Nonaccrual loans as a % of loans receivable	0.96	1.14	1.19	1.14	1.19
Nonperforming assets as a % of total assets	0.79	0.95	0.99	0.96	0.99
Nonperforming assets (excluding taxi medallion loans) as a % of total assets	0.34	0.44	0.46	0.42	0.42
ALLL as a % of loans receivable	0.74	0.77	0.78	0.77	0.77
ALLL as a % of nonaccrual loans (excluding taxi medallion loans)	180.7	146.8	141.6	161.7	157.7
ALLL as a % of nonaccrual loans	77.3	67.4	65.5	67.6	65.0

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29 Appendix Reconciliation of GAAP and non - GAAP measures (cont.) (1) Represents adjusted earnings available to common stockholders divided by weighted average diluted shares outstanding. (2) Adjusted net income divided by average assets. (3) Adjusted earnings available to common stockholders divided by average common equity. (4) Earnings available to common stockholders excluding amortization of intangible assets divided by average tangible common equity. (5) Adjusted earnings available to common stockholders excluding amortization of intangible assets divided by average tangible common equity. (6) Operating noninterest expense divided by operating revenue. (7) Tangible common equity divided by tangible assets. (8) Tangible common equity divided by common shares outstanding at period-end. (9) Adjusted net interest margin excludes impact of purchase accounting fair value marks.